UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2013

NV5 HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35849	45-3458017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Park Road, Suite 350 Hollywood, Florida	33021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 495-2112

                                                     N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 2, 2013, in connection with the consummation of our initial public offering (“IPO”) of 1,610,000 units (“Units”) (including 210,000 Units issued pursuant to the exercise in full of an over-allotment option), we issued to Roth Capital Partners, LLC, as partial compensation for its services as the underwriter of the IPO, a warrant to purchase up to 140,000 Units (the “Underwriter’s Warrant”). The Underwriter’s Warrant sets forth the terms of the warrants issued to the underwriter. A copy of the Underwriter’s Warrant is attached hereto as Exhibit 4.1 and is hereby incorporated by reference in this Item 1.01.

On April 2, 2013, we entered into a warrant agreement (the “Warrant Agreement”) with Registrar and Transfer Company, as warrant agent, pursuant to which we appointed Registrar and Transfer Company to act as warrant agent for the warrants that are part of the Units. In addition, the Warrant Agreement sets forth the terms of the warrants included in the Units sold in our IPO. A copy of the Warrant Agreement is attached hereto as Exhibit 4.2 and is hereby incorporated by reference in this Item 1.01.

Item 8.01 Other Events.

On April 2, 2013, we consummated our IPO of 1,610,000 Units (including 210,000 Units issued pursuant to the exercise of an over-allotment option). Each Unit consists of one share of our common stock, $0.01 par value per share, and one warrant to purchase one share of our common stock at an exercise price of $7.80 per share. The Units were sold at a public offering price of $6.00 per Unit, generating gross proceeds of approximately $9.7 million to us. The Units trade on The NASDAQ Capital Market under the symbol NVEEU and the common stock and warrants will trade under the symbols NVEE and NVEEW upon separation of the Units on or about September 27, 2013.

On April 2, 2013, we issued a press release announcing the consummation of our IPO, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Underwriter’s Warrant dated April 2, 2013

4.2	Warrant Agreement, dated April 2, 2013, between Registrar and Transfer Company and the Registrant

99.1	Press Release dated April 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2013

NV5 HOLDINGS, INC.

By:	/s/ Michael P. Rama
Name: Michael P. Rama
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Underwriter’s Warrant dated April 2, 2013

4.2	Warrant Agreement, dated April 2, 2013, between Registrar and Transfer Company and the Registrant

99.1	Press Release dated April 2, 2013